UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2016

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Albert Quay

Cork, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 28, 2016, Johnson Controls International plc (the “Company”) completed its previously announced offers to exchange all validly tendered and accepted notes of certain series (the “existing notes”) issued by Johnson Controls, Inc. (“JCI Inc.”) or Tyco International Finance S.A. (“TIFSA”), as applicable, each of which is a wholly owned subsidiary of the Company, for new notes to be issued by the Company and the related solicitation of consents to amend the indentures governing the existing notes (the offers to exchange and the related consent solicitation together the “exchange offers”).  Pursuant to the exchange offers, the aggregate principal amounts of the existing notes set forth below were validly tendered and accepted and will be cancelled:

Existing Notes Issued by JCI Inc.

•                  $45,896,000 aggregate principal amount of 2.355% Senior Notes due 2017

•                  $136,869,000 aggregate principal amount of 7.125% Notes Due July 15, 2017

•                  $258,521,000  aggregate principal amount of 1.400% Senior Notes due 2017

•                  $452,728,000 aggregate principal amount of 5.000% Senior Notes due 2020

•                  $446,915,000 aggregate principal amount of 4.25% Senior Notes due 2021

•                  $428,019,000 aggregate principal amount of 3.750% Senior Notes due 2021

•                  $467,928,000 aggregate principal amount of 3.625% Senior Notes due 2024

•                  $391,965,000 aggregate principal amount of 6.000% Notes due 2036

•                  $269,949,000 aggregate principal amount of 5.70% Senior Notes due 2041

•                  $241,955,000 aggregate principal amount of 5.250% Senior Notes due 2041

•                  $443,661,000 aggregate principal amount of 4.625% Senior Notes due 2044

•                  $120,642,000 aggregate principal amount of 6.950% Debentures due December 1, 2045

•                  $434,846,000 aggregate principal amount of 4.950% Senior Notes due 2064

Existing Notes Issued by TIFSA

•                  $48,772,000 aggregate principal amount of 3.750% Notes due 2018

•                  $34,970,000 aggregate principal amount of 4.625% Notes due 2023

•                  €422,606,000 aggregate principal amount of 1.375% Notes due 2025 (the “TIFSA Euro Notes”)

•                  $698,553,000 aggregate principal amount of 3.900% Notes due 2026

•                  $727,005,000 aggregate principal amount of 5.125% Notes due 2045

Following such cancellation, $380,948,000 aggregate principal amount of existing notes (not including the TIFSA Euro Notes) will remain outstanding across the seventeen series of dollar-denominated existing notes and €77,394,000 aggregate principal amount of TIFSA Euro Notes will remain outstanding across one series.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

In connection with the settlement of the exchange offers, the Company issued:

•                  $45,896,000 aggregate principal amount of its 2.355% Senior Notes due 2017

•                  $136,866,000 aggregate principal amount of its 7.125% Notes Due July 15, 2017

•                  $258,517,000  aggregate principal amount of its 1.400% Senior Notes due 2017

•                  $48,772,000 aggregate principal amount of its 3.750% Notes due 2018

•                  $452,710,000 aggregate principal amount of its 5.000% Senior Notes due 2020

•                  $446,908,000 aggregate principal amount of its 4.25% Senior Notes due 2021

•                  $428,017,000  aggregate principal amount of its 3.750% Senior Notes due 2021

•                  $34,967,000 aggregate principal amount of its 4.625% Notes due 2023

•                  $467,887,000 aggregate principal amount of its 3.625% Senior Notes due 2024

•                  €422,576,000 aggregate principal amount of its 1.375% Notes due 2025 (the “New Euro Notes”)

•                  $698,518,000 aggregate principal amount of its 3.900% Notes due 2026

•                  $391,964,000 aggregate principal amount of its 6.000% Notes due 2036

•                  $269,949,000 aggregate principal amount of its 5.70% Senior Notes due 2041

•                  $241,955,000 aggregate principal amount of its 5.250% Senior Notes due 2041

•                  $443,659,000 aggregate principal amount of its 4.625% Senior Notes due 2044

•                  $727,005,000 aggregate principal amount of its 5.125% Notes due 2045

•                  $120,642,000 aggregate principal amount of its 6.950% Debentures due December 1, 2045

•                  $434,845,000 aggregate principal amount of its 4.950% Senior Notes due 2064

(collectively, the “New Notes”).  The New Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-4 (No. 333-214806), which was filed with the Securities and Exchange Commission (the “SEC”) on November 28, 2016, as amended by Amendment No. 1 filed on December 8, 2016, and became effective on December 19, 2016.  The terms of the New Notes are further described in the Company’s Prospectus dated December 19, 2016, as filed with the SEC under Rule 424(b)(3) of the Act on that date.  The issuance of the New Notes occurred on December 28, 2016.  The New Notes are unsecured and unsubordinated obligations of the Company and will rank equally with all other unsecured and unsubordinated indebtedness of the Company issued from time to time.

The New Notes were issued pursuant to an Indenture (the “Indenture”), dated as of December 28, 2016, between the Company and U.S. Bank National Association, as trustee (the “trustee”), and a supplemental indenture (the “Supplemental Indenture”), dated as of December 28, 2016, among the Company, the trustee, and Elavon Financial Services DAC, UK Branch.  The summaries of the New Notes, the Indenture and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference into this Item 2.03.

Item 8.01.  Other Events.

The information provided in the Introductory Note is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	Indenture, dated December 28, 2016, between Johnson Controls International plc and U.S. Bank National Association, as trustee.
4.2

First Supplemental Indenture, dated December 28, 2016, between Johnson Controls International plc, and U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, UK Branch, as paying agent for the New Euro Notes (attaching forms of New Notes).

4.3	Forms of the New Notes (included in Exhibit 4.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: December 28, 2016	By:	/s/Brian J. Stief
	Name:	Brian J. Stief
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
4.1	Indenture, dated December 28, 2016, between Johnson Controls International plc and U.S. Bank National Association, as trustee.
4.2

First Supplemental Indenture, dated December 28, 2016, between Johnson Controls International plc, and U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, UK Branch, as paying agent for the New Euro Notes (attaching forms of New Notes).

4.3	Forms of the New Notes (included in Exhibit 4.2)